                                                                    Exhibit 10.1

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                             STOCKHOLDERS AGREEMENT

                          DATED AS OF OCTOBER 31, 2006

                                  BY AND AMONG

                            COLLINS I HOLDING CORP.,

                                ITS STOCKHOLDERS

                                       AND

                            COLLINS INDUSTRIES, INC.

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                                TABLE OF CONTENTS

                             STOCKHOLDERS AGREEMENT

                  This Stockholders Agreement (this "AGREEMENT") is entered into as of October 31,  2006,  by and among (i) Collins I Holding  Corp.,  a Delaware corporation ("HOLDINGS"),  (ii) Collins Industries, Inc., a Missouri corporation
(the  "COMPANY"),  (iii) the parties to this  Agreement  who are  identified  as
Employees in joinders to this Agreement (each, an "EMPLOYEE," and  collectively, the  "EMPLOYEES"),  (iv) AIP/CHC  Holdings,  LLC, a Delaware  limited  liability company ("AIP"), (v) BNS Holding,  Inc., a Delaware corporation ("BNS") and (vi)
each other holder of Securities who hereafter  executes a separate  agreement to be bound by the terms hereof (a "NEW  STOCKHOLDER").  AIP, BNS and the Employees are sometimes  referred to herein as "STOCKHOLDERS."  Certain  capitalized terms used herein are defined in Section 9.1.

                  The parties hereto agree as follows:

                                   ARTICLE I
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

                  1.1.  REPRESENTATIONS  AND  WARRANTIES  OF  HOLDINGS  AND  THE
COMPANY.  Each of Holdings and the Company hereby represents and warrants to the
Stockholders that as of the date of this Agreement:

                  (a) it is a corporation  duly organized,  validly existing and in good standing under the laws of the its jurisdiction of incorporation, it has full  corporate  power and  authority  to  execute,  deliver  and  perform  this
Agreement  and to  consummate  the  transactions  contemplated  hereby,  and the execution, delivery and performance by it of this Agreement and the consummation of the  transactions  contemplated  hereby  have  been  duly  authorized  by all necessary corporate action;

                  (b) this  Agreement  has been duly and  validly  executed  and delivered  by  it  and  constitutes  a  legal  and  binding  obligation  of  it, enforceable against it in accordance with its terms; and

                  (c) the  execution,  delivery  and  performance  by it of this
Agreement and the  consummation by it of the  transactions  contemplated  hereby will not,  with or without  the  giving of notice or lapse of time,  or both (i)
violate  any  provision  of law,  statute,  rule or  regulation  to  which it is subject,  (ii) violate any order,  judgment or decree applicable to it, or (iii)
conflict with, or result in a breach or default under,  any term or condition of its  Articles or  Certificate  of  Incorporation  or Bylaws or any  agreement or instrument to which it is a party or by which it is bound.

                  1.2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS.  Each
Stockholder  represents  and  warrants  to  Holdings,  the Company and the other
Stockholders  that,  as of the time  such  Stockholder  becomes  a party to this
Agreement:

                  (a) this Agreement (or the separate joinder agreement executed by such  Stockholder)  has been duly and validly  executed and delivered by such
Stockholder,  and this Agreement  constitutes a legal and binding  obligation of such  Stockholder,  enforceable  against such Stockholder in accordance with its terms; and

                  (b)  the   execution,   delivery  and   performance   by  such
Stockholder  of this  Agreement  (or any  joinder  to  this  Agreement)  and the consummation by such  Stockholder of the transactions  contemplated  hereby (and thereby)  will not,  with or without  the giving of notice or lapse of time,  or both (i) violate any provision of law, statute, rule or regulation to which such
Stockholder is subject, (ii) violate any order, judgment or decree applicable to such  Stockholder,  or (iii)  conflict  with,  or result in a breach or  default under,  any term or condition of any agreement or other instrument to which such
Stockholder is a party or by which such Stockholder is bound.

                                   ARTICLE II
                                VOTING AGREEMENTS

                  2.1. ELECTION OF DIRECTORS.

                  (a) Each Stockholder hereby agrees that such Person will vote, or cause to be voted,  all voting  securities of Holdings over which such Person has the power to vote or direct the voting, and will take all other necessary or desirable  action  within such  Person's  control,  and  Holdings  will take all necessary  and desirable  actions  within its control,  to cause the  authorized number of  directors  of the  Board  (the  "BOARD")  to be  established  at five directors,  and to elect or cause to be  elected  to the  Board  and cause to be continued in office (i) at least one  individual  designated  by AIP and (ii) at least four individuals designated by BNS.

                  (b) If at any time AIP shall notify the other  parties to this
Agreement  of its  desire to  remove,  with or  without  cause,  any  individual designated  by AIP from a Holdings  directorship,  all such parties so notified, will vote,  or cause to be voted,  all voting  securities of Holdings over which they have the power to vote or direct the voting,  and shall take all such other actions promptly as shall be necessary or desirable to cause the removal of such director.

                  (c) If at any time BNS shall notify the other  parties to this
Agreement  of its  desire to  remove,  with or  without  cause,  any  individual designated  by BNS from a Holdings  directorship,  all such parties so notified, will vote,  or cause to be voted,  all voting  securities of Holdings over which they have the power to vote or direct the voting,  and shall take all such other actions promptly as shall be necessary or desirable to cause the removal of such director.

                  (d) If at any time any individual ceases to serve on the Board
(whether due to  resignation,  removal or otherwise),  the party that designated such individual to serve on the Board shall be entitled to designate a successor director to fill the vacancy created thereby.  Each Stockholder  agrees to vote, or cause to be voted,  all voting  securities of Holdings over which such Person has the power to vote or  direct  the  voting,  and  shall  take all such  other actions as shall be necessary or desirable to cause the designated  successor to be elected to fill such vacancy.

                  (e) Nothing in this Agreement shall be construed to impair any rights that the  Stockholders may have to remove any director for cause pursuant to Section  141(k) of the Delaware  General  Corporation  Law (or any  successor provision).  No such removal for cause of an individual  designated  pursuant to this Section 2.1 to be elected as a director of Holdings shall affect the rights of AIP and BNS to designate a different  individual pursuant to this Section 2.1 to fill the directorship from which such individual was removed.

                  (f) The  board of  directors  of the  Company  and each of its
Subsidiaries shall have the same composition as the Board.

                  2.2. OTHER VOTING MATTERS. Each Stockholder hereby agrees that such Person will vote, or cause to be voted,  all voting  securities of Holdings over which such  Person  has the power to vote or direct the  voting,  either in person or by proxy, whether at a stockholders meeting, or by written consent, in the manner in which a Required  Majority of the Board shall direct in connection with the approval of any  amendment or amendments  to Holdings'  Certificate  of
Incorporation,  the merger,  share  exchange,  combination or  consolidation  of
Holdings with any other Person or Persons,  the sale,  lease, or exchange of all or  substantially  all of the property  and assets of Holdings,  the Company and
their  respective  Subsidiaries,   and  the  reorganization,   recapitalization,
liquidation, dissolution or winding-up of Holdings or the Company.

                                  ARTICLE III
                             SPECIAL APPROVAL RIGHTS

         3.1 RESTRICTED ACTIONS. None of Holdings,  the Company nor any of their respective  Subsidiaries  shall take any of the actions set forth in clauses (a)
through (l) below without the Required Consent of the Stockholders:

                  (a) except as provided  in Article VI,  enter into any merger, consolidation,  business combination,  joint venture or other material corporate transaction;

                  (b)  sell,  assign,  convey  or  otherwise  dispose  of all or substantially all of its assets;

                  (c) adopt  any plan or  proposal  for a  complete  or  partial liquidation or dissolution or any reorganization or recapitalization or commence any case,  proceeding or action seeking relief under any existing or future laws relating to bankruptcy, insolvency, conservatorship or relief of debtors;

                  (d) enter into any  transaction  with any  Stockholder  or any
Affiliate of a Stockholder, other than Permitted Stockholder Transactions;

                  (e)  authorize  or issue,  or  obligate  itself to issue,  any equity  security  (including  a  security  convertible  into or  exercisable  or exchangeable for any equity security);

                  (f) change its fiscal year or make any material  change in its accounting  policies or procedures,  unless  required under GAAP or the Internal
Revenue Code of 1986, as amended;

                  (g) take, or permit to be taken, any action that would prevent the  business of the Company,  as it currently  exists,  from  continuing  on an ongoing basis;

                  (h) modify,  amend or take any action in  contravention of its articles  of  incorporation  or  bylaws  (or  equivalent  governing  documents), including, without limitation, any term of the AIP Securities;

                  (i) except as provided in Section 3.2,  below,  establish  any committee of the Board, the Company or any Subsidiary;

                  (j)  establish  or  acquire  any  subsidiaries  that  are  not wholly-owned by the Company or any of its Subsidiaries;

                  (k)  commingle or permit to be  commingled  any funds with the funds of any other Person; or

                  (l) agree or commit to any of the foregoing.

                  (m) Notwithstanding  the foregoing,  nothing in this Agreement shall be  construed  to in any way  limit  or  impair  the  rights  or  remedies available  to the Agent or Lenders  under the Credit  Agreement  or the  related security  documents  entered into in  connection  therewith,  or the Orix Credit
Agreement  or  the  related  security   documents  entered  into  in  connection
therewith.

         3.2 OPERATIONS COMMITTEE.

                  (a)   The   Board   shall   have  a   committee   having   the
responsibilities and authority set forth in this Section 3.2, and which shall be designated the "OPERATIONS COMMITTEE." Except upon the occurrence and during the continuation  of a Suspension  Event,  the members of the  Operations  Committee shall  consist of the member of the Board  designated by AIP pursuant to Section
2.1(a),  above.  Subsequent to the occurrence and during the  continuation  of a
Suspension  Event, the members of the Operations  Committee shall consist of all of the members of the Board.

                  (b) The  Operations  Committee  shall have the  authority  and responsibility to:

                           (i)  supervise  the  overall  implementation  of  the
Company's Business Plan; and

                           (ii)  supervise  the  development  of  the  Company's
annual operating and capital budgets, which shall be subject to Board approval.

                                   ARTICLE IV
                             TRANSFERS OF SECURITIES

                  4.1. RESTRICTIONS ON TRANSFER OF SECURITIES.

                  (a)  EMPLOYEE  SECURITIES.  GENERAL.  No  holder  of  Employee
                  Securities may Transfer any Employee  Securities  except in an
                  Exempt Employee Transfer.

                  (b) INVESTOR SECURITIES RIGHT OF FIRST OFFER.  Neither AIP nor
                  BNS may Transfer any Securities  except,  respectively,  in an
                  Exempt AIP Transfer or an Exempt BNS Transfer.

                  (c) EXCLUDED TRANSFERS.  The rights and restrictions contained in Section 4.1(a) shall not apply with respect to any of the following Transfers of Securities:

                           (i)  any   Transfer  of   Securities   to  and  among
stockholders  of Holdings  (subject to compliance with Sections 4.2 and 4.3, and except as provided in Section 6.1);

                           (ii) any Transfer of Securities  in  accordance  with
Section 5.1;

                           (iii) any Transfer of  Securities  incidental  to the
exercise,  conversion or exchange of such  securities  in accordance  with their terms,  any  combination  of shares  (including  any reverse stock split) or any recapitalization,  reorganization  or  reclassification  of,  or any  merger  or consolidation involving, Holdings; and

                           (iv) any  Transfer  of  Securities  to members of the
management  of  Holdings,  management  of the  Company  or  management  of their respective  Subsidiaries  (other than a Transfer of all or substantially  all of the Securities held by BNS).

                  4.2.   SECURITIES  ACT   COMPLIANCE.   No  Securities  may  be
transferred by a Stockholder  (other than pursuant to an effective  registration statement  under the Securities Act) unless such  Stockholder  first delivers to
Holdings an opinion of counsel,  which  opinion and counsel  shall be reasonably satisfactory  to Holdings to the effect that such Transfer is not required to be registered under the Securities Act.

                  4.3.  CERTAIN  TRANSFEREES  BOUND  BY  AGREEMENT.  Subject  to
compliance  with the other  provisions of this Article IV, any  Stockholder  may
Transfer any Securities  held by such  Stockholder in accordance with applicable law;  PROVIDED,  HOWEVER,  that if the Transfer is not made pursuant to a Public
Sale or a Sale of the Company,  then the transferor of such Security shall first deliver to Holdings a written  agreement of the proposed  transferee,  including the transferee in an Exempt  Transfer that is not pursuant to a Public Sale or a
Sale of the  Company,  to become a  Stockholder  and to be bound by the terms of this Agreement,  including,  without limitation, the requirements of Section 2.3
(unless  such  proposed  transferee  is  already a  Stockholder).  All  Employee
Securities  will  continue  to be  Employee  Securities  in  the  hands  of  any transferee  (other  than the  Company,  Holdings or any  transferee  in a Public
Sale). All AIP Securities will continue to be AIP Securities in the hands of any transferee  (other  than the  Company,  Holdings or any  transferee  in a Public
Sale). All BNS Securities will continue to be BNS Securities in the hands of any transferee  (other than the Company,  the  Employees,  AIP or a transferee  in a
Public Sale). All New Stockholder Securities will continue to be New Stockholder
Securities  in the hands of a  transferee  (other  than the  Company,  BNS,  the
Employees, AIP or any transferee in a Public Sale).

                  4.4.  TRANSFERS  IN VIOLATION  OF  AGREEMENT.  Any Transfer or
attempted  Transfer of any  Securities  in  violation  of any  provision of this
Agreement  shall be void,  and  Holdings  shall not record such  Transfer on its books or treat any purported  transferee of such Securities as the owner of such
Securities for any purpose.

                                   ARTICLE V
                     TAKE-ALONG RIGHTS; SALE OF THE COMPANY

                  5.1.  TAKE-ALONG RIGHTS.

                  (a) SALE OF THE COMPANY.  Each of Holdings or BNS , subject to the approval of a Required  Majority of the Board,  (such party the  "INITIATING
PARTY")  may elect to  consummate,  or to cause the  Company  to  consummate,  a transaction constituting a Sale of the Company. If an Initiating Party wishes to exercise its rights under this Section 5.1(a), the Initiating Party shall notify the Company and the  Stockholders in writing of such election.  If an Initiating
Party  delivers  such  notice,  the  Stockholders  will  consent to and raise no objections to the proposed  transaction,  and the  Stockholders  and the Company will take all other  actions  reasonably  necessary  or  desirable  to cause the consummation of such Sale of the Company on the terms proposed by the Initiating
Party.  Without limiting the foregoing,  (i) if the proposed Sale of the Company
is  structured  as  a  sale  of  assets  or  a  merger  or  consolidation,   the
Stockholders,  will vote or cause to be voted all  Securities  that they hold or with  respect to which such  Stockholder  has the power to direct the voting and which are entitled to vote on such  transaction in favor of such transaction and will waive any appraisal rights which they may have in connection therewith, and
(ii) if the proposed  Sale of the Company is structured as or involves a sale or redemption of  Securities,  the  Stockholders  will agree to sell their PRO RATA share of  Securities  being  sold in such Sale of the  Company  on the terms and conditions  approved by the Initiating Party, and such Stockholders will execute any merger or sale agreement approved by the Initiating Party in connection with such Sale of the Company.

                  (b) TAKE-ALONG CONDITIONS. The obligations of the Stockholders with respect to the Sale of the Company are subject to the  satisfaction  of the following conditions,  (i) upon the consummation of the Sale of the Company, all of the holders of a particular  class or series of Securities  shall receive the same form and amount of consideration  per share or amount of Securities,  or if any holders of a particular class or series of Securities are given an option as to the form and amount of  consideration  to be  received,  all  holders of such class or  series  will be given the same  option  and (ii) all  holders  of then currently  exercisable  rights  to  acquire  a  particular  class or  series  of
Securities will be given an opportunity to either (A) exercise such rights prior to the  consummation  of the Sale of the Company and participate in such sale as holders of such Securities

or (B) upon the consummation of the Sale of the Company, receive in exchange for such rights  consideration equal to the amount determined by multiplying (1) the same amount of consideration  per share or amount of Securities  received by the holders of such type and class of Securities in connection  with the Sale of the
Company  less the  exercise  price per share or amount of such rights to acquire such  Securities  by (2) the number of shares or aggregate  amount of Securities represented by such rights.

                  (c) PURCHASER  REPRESENTATIVE.  If an Initiating  Party enters into any  negotiation or transaction for which Rule 506 under the Securities Act
(or any  similar  rule then in effect)  may be  available  with  respect to such
negotiation  or  transaction   (including  a  merger,   consolidation  or  other
reorganization),  each Stockholder that is not an "accredited  investor" (within the meaning of Rule 501(a) of the  Securities  Act) will,  at the request of the
Initiating Party, appoint a purchaser representative (as such term is defined in
Rule 501 under the  Securities  Act) approved by the Initiating  Party,  and the
Initiating Party will pay the fees of such purchaser representative. If any such
Stockholder  declines to appoint the  purchaser  representative  approved by the
Initiating    Party,   such   Stockholder   will   appoint   another   purchaser
representative,  and such  Stockholder  will be responsible  for the fees of the purchaser representative so appointed.

                  (d)  EXPENSES.  Each  Stockholder  will bear such Person's PRO
RATA share (based upon the relative amount of Securities sold) of the reasonable costs of any sale of  Securities  pursuant to a Sale of the Company (but only if such Sale of the Company is actually  consummated)  to the extent such costs are incurred for the benefit of all  Stockholders  and are not otherwise paid by the
Initiating  Party, the Company or the acquiring  party.  Costs incurred by or on behalf of a  Stockholder  for such  Person's sole benefit will not be considered costs of the transaction  hereunder.  In the event that any transaction  that an
Initiating  Party elects to  consummate or cause to be  consummated  pursuant to this Section 5.1 is not consummated  for any reason,  the Company will reimburse
Holdings for all actual and reasonable  expenses paid or incurred by Holdings in connection therewith.

                                   ARTICLE VI
                                 LIQUIDITY EVENT

                  6.1. EXCLUSIVE  NEGOTIATION  PERIOD. At any time subsequent to the Trigger Date, AIP may deliver notice to BNS that AIP has elected to exercise its rights under this Article VI. Promptly after delivery of such notice to BNS,
BNS and AIP will  commence  good  faith  negotiations  and use their  reasonable efforts to enter into a definitive agreement providing for BNS's purchase of all
Securities held by AIP (a "DEFINITIVE  AGREEMENT").  During the period beginning on the Trigger Date and ending ninety (90) days (or such greater  number of days as to which  AIP may  consent  in its sole and  absolute  discretion)  after the
Trigger Date (such period, the "EXCLUSIVE  NEGOTIATION  PERIOD"),  AIP shall not solicit,  initiate, discuss or encourage the submission of any proposal or offer from any Person  relating the  acquisition  of all or any part of the Securities held by AIP.

                  6.2 ENGAGEMENT OF GOLDMAN, SACHS;  COOPERATION.  If by the end
of the Exclusive  Negotiation Period, BNS and AIP do not enter into a Definitive
Agreement, then AIP shall have the right, on behalf of Holdings and the Company, to engage Goldman,  Sachs & Co. to conduct an auction for a Sale of the Company.

Such engagement shall include an undertaking by Goldman,  Sachs & Co. to provide a fairness  opinion to the Board with respect to such Sale of the  Company,  and shall otherwise be on customary terms and conditions,  including with respect to the fees payable to Goldman,  Sachs & Co. upon  consummation of such Sale of the
Company and the delivery of such  fairness  opinion.  Holdings,  the Company and each  of the  Stockholders  shall,  to  the  extent  Goldman,  Sachs  & Co.  may reasonably  request in connection with such auction for the Sale of the Company, use its  commercially  reasonable  efforts  to,  and shall  cause the  Company's
Subsidiaries  and the  Company's  and  its  Subsidiaries'  respective  officers, employees and advisors to use their respective  commercially  reasonable efforts to:  (A)  cooperate  in the  preparation  of any  offering  memorandum,  private placement memorandum, prospectus, confidential information memorandum or similar documents,  (B) make senior management of the Company  reasonably  available for meetings  and  due  diligence  sessions,  and  (C)  cooperate  with  prospective purchasers and their respective advisors in performing their due diligence.

                  6.3 SALE OF THE COMPANY.  The Board,  acting in its reasonable discretion and in consultation with Goldman,  Sachs & Co., shall determine which prospective  purchaser  participating in the auction for the Sale of the Company provided in Section 6.2 has offered the largest cash consideration for such Sale of the Company;  PROVIDED;  HOWEVER;  that if an Affiliate of Steel Partners II,
L.P.,  is among the  group of  prospective  purchasers  whose  offers  are being considered, AIP shall have the right, acting in its reasonable discretion and in consultation  with Goldman,  Sachs & Co. to make such  determination.  Upon such determination, and provided that Goldman, Sachs & Co. has indicated that it will provide  a  fairness  opinion  to the  Board  with  respect  to such Sale of the
Company,  the  Stockholders  will  consent  to and  raise no  objections  to the proposed  transaction,  and the Stockholders and the Company will take all other actions reasonably necessary or desirable to cause the consummation of such Sale of the Company on the terms proposed by such prospective  purchaser.  The rights and  obligations  of the  Stockholders  with  respect  to a Sale of the  Company pursuant to this Section 6.3 shall be the same as the rights and  obligations of the Stockholders with respect to a Sale of the Company pursuant to Section 5.1.

                                  ARTICLE VII
                                 PUTS AND CALLS

                  7.1.  APPLICATION  OF THIS ARTICLE.  This Article VII shall be applicable to any  Stockholder  who, as of the date of acquisition of any shares of Common Stock, is an employee of Holdings or any of its Subsidiaries.

                  7.2. PUT OPTION.

                  (a) If the  Stockholder's  employment  with  Holdings  and its
Subsidiaries is terminated by Holdings or its Subsidiaries without Cause, by the
Stockholder for Good Reason, or by reason of Stockholder's Disability,  death or
Retirement , in each case prior to the earlier of (i) a Public  Offering or (ii)
a Sale of the  Company,  then  each  of the  Stockholder  and the  Stockholder's
Permitted  Transferees  (hereinafter  sometimes  collectively referred to as the
"STOCKHOLDER  GROUP") shall have the right, subject to the provisions of Section
7.5 hereof,  for 180 days following the date of termination due to death and for

90 days  for any  other  termination  described  in  this  sentence,  to sell to
Holdings,  and Holdings shall be required to purchase (subject to the provisions of Section 7.5  hereof),  on one  occasion  from each member of the  Stockholder
Group,  all (but not less than all) of the  shares of Common  Stock then held by such  member,  at a price  per  share  equal to the  applicable  purchase  price determined pursuant to Section 7.3(c).

                  (b) If the Stockholder Group desires to exercise its option to require Holdings to repurchase shares pursuant to Section 7.2(a), the members of the  Stockholder  Group shall send one written notice to Holdings  setting forth the  intention to sell all of their  shares of Common Stock  pursuant to Section
7.2(a)  within the  applicable  period  described  therein,  which  notice shall include the  signature of each member of the  Stockholder  Group (other than the
Stockholder  if deceased or  incompetent,  in which case the  signature  of such
Stockholder's authorized  representative).  Subject to the provisions of Section
7.5, the closing of the  purchase  shall take place at the  principal  office of
Holdings  on a date  specified  by Holdings no later than the 60th day after the giving of such notice.

                  (c) In the event of a purchase by Holdings pursuant to Section
7.2(a),  the purchase  price shall be a price per share equal to the Fair Market
Value (measured as of the Termination Date).

                  7.3. CALL OPTIONS.

                  (a) If the  Stockholder's  employment  with Holdings or any of its  Subsidiaries  terminates  for any of the reasons set forth in clauses  (i),
(ii),  (iii) or (iv) below prior to a Sale of the Company,  Holdings  shall have the right and option to purchase,  for a period of 90 days following the date of such  termination  of  employment  of the  Stockholder,  and each  member of the
Stockholder  Group  shall be  required  to sell to  Holdings,  any or all of the shares of Common  Stock then held by such  member of the  Stockholder  Group (it being  understood  that  Holdings  may elect to  repurchase  only the portion of
Common Stock subject to repurchase  hereunder  which may be repurchased for less than Fair Market Value,  if any),  at a price per share equal to the  applicable purchase price determined pursuant to Section 7.3(c):

                           (i)  if  the  Stockholder's  active  employment  with
Holdings or any of its  Subsidiaries is terminated due to the Disability,  death or Retirement of the Stockholder;

                           (ii)  if the  Stockholder's  active  employment  with
Holdings  or any of its  Subsidiaries  is  terminated  by  Holdings  or any such
Subsidiary without Cause or by the Stockholder for Good Reason or if Holdings or
any such Subsidiary elects not to renew Stockholder's active employment upon the expiration in accordance with its terms of a written  employment  agreement with
Stockholder;

                           (iii) if the  Stockholder's  active  employment  with
Holdings or any of its  Subsidiaries  is  terminated  by the  Stockholder  after
December 31, 2011 for any reason not set forth in Sections 7.3(a)(i) or (a)(ii);
or

                           (iv)  if the  Stockholder's  active  employment  with
Holdings or any of its  Subsidiaries is terminated (A) by Holdings or any of its
Subsidiaries  for Cause or (B) by the  Stockholder  for any other reason not set forth in Sections 7.3(a)(i) or (a)(ii) on or prior to December 31, 2011.

                  (b) If Holdings desires to exercise its option to purchase any shares  pursuant to this Section  7.3,  Holdings  shall,  not later than 90 days after the date of termination of Stockholder's  employment,  send written notice to each member of the  Stockholder  Group of its  intention to purchase  shares, specifying the number of shares to be purchased (the "CALL NOTICE").  Subject to the  provisions of Section 7.5, the closing of the purchase  shall take place at the principal  office of Holdings on a date  specified by Holdings no later than the 60th day after the giving of the Call Notice.

                  (c) In the event of a purchase by Holdings pursuant to Section
7.3(a), the purchase price shall be:

                           (i)  in  the  case  of a  termination  of  employment
described in Section 7.3(a)(i), (a)(ii), (a)(iii), the purchase price shall be a price per share equal to the Fair Market Value  (measured as of the  Termination
Date).

                           (ii)  in the  case  of a  termination  of  employment
described  in Section  7.3(a)(iv),  a price per share equal to the lesser of (A)
Termination Book Value or (B) Cost;

PROVIDED  that  in any  case  the  Board  shall  have  the  right,  in its  sole discretion, to increase any purchase price set forth above.

                  7.4.  OBLIGATION TO SELL  SEVERAL.  In the event there is more than one member of the Stockholder  Group, the failure of any one member thereof to perform its obligations  hereunder shall not excuse or affect the obligations of any other member  thereof,  and the closing of the purchases  from such other members by  Holdings  shall not  excuse,  or  constitute  a waiver of its rights against, the defaulting member.

                  7.5. DEFERRAL OF PURCHASES.  (a)  Notwithstanding  anything to the contrary  contained herein,  Holdings shall not be obligated or permitted to purchase  any shares of Common  Stock at any time  pursuant  to  Section  7.2 or
Section 7.3,  respectively,  regardless  of whether it has delivered a notice of its election to purchase any such shares, (i) to the extent that the purchase of such shares  (together  with any other  purchases  of Common  Stock  pursuant to
Section  7.2  and/or  Section  7.3 or  pursuant  to  similar  provisions  in the agreements  with other  management  investors of which Holdings has at such time been given or has given  notice)  would  result (A) in a  violation  of any law, statute, rule, regulation,  policy, order, writ, injunction,  decree or judgment promulgated  or  entered  by any  federal,  state,  local  or  foreign  court or governmental  authority applicable to Holdings or any of its Subsidiaries or any of its or their  property or (B) after  giving  effect  thereto,  in a Financing
Default,  or (ii) if immediately prior to such purchase there exists a Financing
Default which prohibits such purchase. Holdings shall within 15 days of learning of any such fact so notify the members of the  Stockholder  Group that it is not obligated or permitted to purchase shares hereunder.

                                       10

                  (a)  Notwithstanding  anything to the  contrary  contained  in
Section  7.2 or Section  7.3,  any shares of Common  Stock which a member of the
Stockholder  Group has elected to sell to Holdings or which Holdings has elected to purchase from members of the Stockholder  Group, but which in accordance with
Section 7.5 are not purchased at the applicable  time provided in Section 7.2 or
Section 7.3 (and have not been purchased by AIP or BNS pursuant to Section 7.7), shall be  purchased  by  Holdings on or prior to the 15th day after such date or dates that (after  taking into  account  any  purchases  to be made at such time pursuant  to  agreements  with  other  management  investors)  it is  no  longer prohibited  from  purchasing  such shares under Section 7.5, and Holdings  shall give the members of the Stockholder Group five (5) days prior notice of any such purchase.

                  7.6.  PAYMENT FOR COMMON STOCK. If at any time Holdings elects or is required to purchase any shares of Common Stock pursuant to Section 7.2 or
Section  7.3,  Holdings  shall pay the  purchase  price for the shares of Common
Stock it purchases (i) first, by the cancellation of any  indebtedness,  if any, owing  from  the  Stockholder  to  Holdings  or any of its  Subsidiaries  (which indebtedness  shall be applied pro rata against the proceeds  receivable by each member of the Stockholder Group receiving  consideration in such repurchase) and
(ii) then,  by  Holdings'  delivery of a check or wire  transfer of  immediately available  funds  for the  remainder  of the  purchase  price,  if any,  against delivery of the certificates or other instruments  representing the Common Stock so purchased, duly endorsed; PROVIDED that if any of the conditions set forth in
Section 7.5 exists which  prohibits  such cash payment,  the portion of the cash payment so prohibited may be made, to the extent such payment is not prohibited, by Holdings' delivery of a junior  subordinated  promissory note (which shall be subordinated  and  subject in right of payment to the prior  payment of any debt
outstanding  under  the  Credit  Agreement  and  any  modifications,   renewals,
extensions,  replacements  and refunding of all such  indebtedness) of Holdings, substantially  in the form of Exhibit A (a  "JUNIOR  SUBORDINATED  NOTE"),  in a principal  amount equal to the balance of the purchase  price,  payable in up to five  equal  annual  installments  commencing  on the first  anniversary  of the issuance thereof and bearing interest payable annually at the publicly announced prime rate of JP Morgan  Chase,  on the date of issuance.  The Company shall use its  reasonable  efforts to repurchase  Common Stock pursuant to Section 7.2 and
Section 7.3 with cash and/or to prepay any Junior  Subordinated  Notes issued in connection  with a repurchase of Common Stock pursuant to Section 7.2 or Section
7.3,  and, in any event  shall,  within 10 days  following  the  termination  or removal of any condition in Section 7.5 that prohibited the repurchase of Common
Stock with cash or the  repayment of any Junior  Subordinated  Note,  repurchase such Common Stock and/or repay such Junior  Subordinated Note to the extent then permitted by Section 7.5 (after giving effect to such  repurchase or repayment).
If,  at any  time,  the  Company  can  repay  some  (but not all) of any  Junior
Subordinated  Note as a result of  termination  or removal of any  condition  in
Section 7.5 that prohibited such repayment, the Company shall, within 10 days of termination or removal of such condition,  repay the maximum amount permitted to be repaid in accordance with Section 7.5.

                  7.7.  AIP AND BNS  PURCHASE  RIGHTS.  If at any time  Holdings elects  not  to  purchase,  or is  prevented  (including  as the  result  of the restrictions  set forth in Section  7.5) from  purchasing,  any shares of Common
Stock  pursuant to Section 7.2 or Section 7.3,  Holdings  shall give AIP and BNS written  notice of such election or bar not later than 30 days prior to the date on which Holdings  would  otherwise be obligated to purchase such shares (in the case of  purchases  pursuant  to Section  7.2) or  entitled  to deliver the Call
Notice (in the case of Section 7.3). AIP shall have the right to purchase any or all of the shares of Common  Stock  specified  in such notice by giving  written notice  to  Holdings  and BNS  within  15 days of  receiving  such  notice  from

                                       11

Holdings. BNS shall have the right to purchase any of the shares of Common Stock that AIP does not elect to purchase pursuant to the preceding sentence by giving written notice of such election to AIP and Holdings  within 25 days of receiving the notice from  Holdings  provided in the first  sentence of this  Section 7.7.
Each purchase of shares of Common Stock pursuant to this Section 7.7 shall be on the same terms and subject to the same conditions as are applicable to purchases of shares of Common Stock by Holdings pursuant to Section 7.2 or Section 7.3, as the case may be; PROVIDED; HOWEVER, that the provisions of Section 7.5 shall not apply to any such purchase.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

                  8.1.  AMENDMENT  AND  WAIVER.  Except  as  otherwise  provided herein, no modification,  amendment or waiver of any provision of this Agreement shall  be  effective  against  the  Company  or  the  Stockholders  unless  such modification,  amendment  or waiver is  approved  in  writing by each of (a) the holders of a majority of the BNS Securities and (b) the holders of a majority of the Employee Securities and AIP Securities,  taken together.  The failure of any party to enforce  any of the  provisions  of this  Agreement  shall in no way be construed as a waiver of such  provisions and shall not affect the right of such party  thereafter  to enforce  each and every  provision  of this  Agreement  in accordance with its terms.

                  8.2.  TERMINATION  OF CERTAIN  PROVISIONS.  The  provisions of
Article II, Article V and Section 4.2 shall  terminate upon the  consummation of the Company's first Public Offering.

                  8.3.  TERMINATION OF AGREEMENT.  This Agreement will terminate in respect of all  Stockholders  (a) with the written consent of (i) the holders of a majority of the BNS  Securities,  and (iv) the holders of a majority of the
Employee   Securities  and  AIP  Securities,   taken  together,   (b)  upon  the
dissolution,   liquidation  or  winding-up  of  the  Company  or  (c)  upon  the consummation of a Sale of the Company.

                  8.4.  TERMINATION AS TO A PARTY. Any Person who ceases to hold any Securities  shall cease to be a Stockholder and shall have no further rights or obligations under this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  9.1.  CERTAIN DEFINED TERMS.  As used in this  Agreement,  the following terms shall have the meanings set forth or as referenced below:

                                       12

                  "AFFILIATE"  of any  particular  Person means any other Person
Controlling,  Controlled by or under common Control with such particular  Person or, in the case of a natural  Person,  any other member of such Person's  Family
Group.

                  "AGREEMENT" has the meaning set forth in the Preface.

                  "AIP" has the meaning given such term in the Preface.

                 "AIP  CHANGE OF  CONTROL"  means the failure of at least two of
Kim A. Marvin, Dino Cusumano and John Becker to devote the substantial  majority of their  business  time and  attention  to the  affairs  of AIP IV, LLC and its
Affiliates.

                  "AIP  SECURITIES"  means (a) the Common Stock  acquired by AIP pursuant to the  Subscription  Agreement dated as of the date of this Agreement,
(b) any  Securities  or Common  Stock  hereafter  acquired  by any holder of AIP
Securities,  and (c) any  securities  of  Holdings  issued  with  respect to the securities  referred to in clauses (a) or (b) above by way of a payment-in-kind, stock  dividend or stock split or in connection  with a  combination  of shares,
exchange,   conversion,   recapitalization,   merger,   consolidation  or  other
reorganization.

                  "ARBITRABLE  DISPUTE"  has the  meaning  given to such term in
Section 9.13.

                  "ARBITRATION  EXPENSES"  has the meaning given to such term in
Section 9.13.

                  "ARBITRATORS"  has the  meaning  given to such term in Section
9.13.

                  "BNS SECURITIES" means (a) the Common Stock acquired by BNS on the  date of  this  Agreement  under  the  Equity  Purchase  Agreement,  (b) any
Securities or Common Stock  hereafter  acquired by any holder of BNS Securities, and (c) any  securities  of  Holdings  issued  with  respect  to the  securities referred  to in  clauses  (a) or (b)  above by way of a  payment-in-kind,  stock dividend or stock split or in connection with a combination of shares, exchange, conversion, recapitalization, merger, consolidation or other reorganization.

                  "BOARD" has the meaning given to such term in Section 2.1(a).

                  "BOOK  VALUE"  means,  as to each share of Common Stock on any date of  determination,  an  amount  equal to (i) the sum of stated  capital  in respect of the Common  Stock PLUS  additional  paid in capital in respect of the
Common Stock PLUS retained earnings of Holdings (net of the value of all accrued and unpaid dividends on Holdings' preferred stock), each determined according to
GAAP,  divided by (ii) the number of shares of the Common Stock outstanding on a fully diluted basis.

                  "BUSINESS  PLAN"  shall  mean (A) a  proposed  budget  for the forthcoming five (5) fiscal years,  including an income statement prepared on an accrual  basis which shall show in  reasonable  detail the revenues and expenses projected  for the  business of the Company  and its  Subsidiaries  on an annual basis for such  period,  a cash flow  statement  which shall show in  reasonable detail the receipts and disbursements  projected for the business of the Company and its  Subsidiaries  on an annual  basis for such period and the amount of any

                                       13

corresponding  cash deficiency or surplus,  and the projected  borrowings of the
Company and its Subsidiaries for such period,  and (B) a proposed  business plan for such period  which shall show in  reasonable  detail the  proposed  business operations of the Company and its Subsidiaries,  including  staffing levels, and the operating  strategy of the Company and its  Subsidiaries.  The Business Plan
for each five (5) fiscal year period  shall be  presented to the Board not later than ninety (90) days prior to the beginning of such period, and the portions of the Business Plan described in clause (A) of the preceding  sentence  shall,  to the extent  practicable,  be prepared on a basis  consistent  with the Company's audited financial statement and GAAP.

                  "CALL  NOTICE"  has the  meaning  given  such term in  Section
7.3(b) hereof.

                  "CAUSE"  as  used  in  connection   with  the  termination  of
employment of any employee who is a Stockholder,  (A) shall have the meaning set
forth  in  such  Stockholder's   employment  agreement  in  effect  as  of  such
termination  of  employment  and (B) shall  have the  following  meaning if such
Stockholder  does  not  have  an  employment  agreement  in  effect  as of  such termination  of employment:  a termination of employment of such  Stockholder by
Holdings or any of its  Subsidiaries  due to (i) a breach of such  Stockholder's fiduciary duties to Holdings or any of its  Subsidiaries,  (ii) any act of fraud with respect to Holdings or any of its  Subsidiaries,  (iii) the  commission  by such Stockholder of a felony or a crime involving moral turpitude,  (iv) any act or omission  causing material harm to the standing and reputation of Holdings or any of its Subsidiaries  (other than any act or omission  relating to a business decision  made  in  good  faith  by such  Stockholder),  (v)  any  act of  gross negligence  or  corporate  waste by such  Stockholder  to Holdings or any of its
Subsidiaries,  (vi) the commission of any intentional  tort by such  Stockholder against  Holdings or any of its  Subsidiaries  causing loss,  damages or harm to
Holdings  or  any  of  its  Subsidiaries  in  excess  of  $150,000,   (vii)  the
misappropriation  of proprietary  information or  confidential  information,  or
(viii) the failure of such  Stockholder to render services to Holdings or any of its Subsidiaries in accordance with such Stockholder's  employment which failure amounts to a material neglect of such Stockholder's duties to Holdings or any of its  Subsidiaries  and such  failure  continues  for a period  of 30 days  after written notice from Holdings or any of its Subsidiaries specifying such breach.

                  "CLOSING  DATE" has the meaning  given such term in the Merger
Agreement.

                  "COMMON STOCK" means, collectively, Holdings' common stock, no par value and any other class or series of authorized  capital stock of Holdings which is not  limited  to a fixed sum or  percentage  of par or stated  value in respect to the rights of the holders  thereof to  participate in dividends or in the  distribution of assets upon any  liquidation,  dissolution or winding up of
Holdings.

                  "COMMON STOCK EQUIVALENTS" means (without duplication with any
Common  Stock or other  Common  Stock  Equivalents)  rights,  warrants,  options
(including the Options),  convertible securities,  or exchangeable securities or indebtedness,  or other rights,  exercisable  for or convertible or exchangeable into,  directly or  indirectly,  Common Stock or securities  exercisable  for or convertible or exchangeable  into Common Stock,  whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                                       14

                  "COMPANY" has the meaning set forth in the preface.

                  "COMPANY   SALE"  means  a   transaction   with  one  or  more
independent  third  parties  pursuant to which such party or parties (i) acquire
(whether by merger,  consolidation  or  transfer  or issuance of capital  stock)
capital  stock  of the  Company  (or any  surviving  or  resulting  corporation)
possessing the voting power to elect a majority of the board of directors of the
Company (or such  surviving  or  resulting  corporation)  or (ii) acquire all or substantially all of the Company's assets determined on a consolidated basis.

                  "CONTROL"   (including,    with   correlative   meaning,   all
conjugations  thereof) means with respect to any Person,  the ability of another
Person to control  or direct  the  actions  or  policies  of such first  Person, whether by ownership of voting securities, by contract or otherwise.

                  "COST"  means,  with  respect to shares of Common  Stock,  the price per share paid by the  Stockholder  (as  proportionately  adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

                  "COSTS  AND FEES" has the  meaning  given such term in Section
9.13 hereof.

                  "CREDIT  AGREEMENT"  means  the Loan And  Security  Agreement,
dated  as  of  October  31,  2006,  among  CS  Acquisition   Corp.,  a  Missouri
corporation,  Collins  Industries,  Inc.,  a Missouri  corporation,  Collins Bus
Corporation,  a Kansas  corporation,  Wheeled Coach Industries,  Inc., a Florida corporation,  Capacity of Texas,  Inc., a Texas  corporation,  Mid Bus, Inc., an
Ohio corporation,  Mobile Products,  Inc., a Kansas corporation,  the Guarantors signatory thereto,  the financial  institution(s)  listed on the signature pages thereof  and  their  respective  successors  and  Eligible  Assignees  and  GMAC
Commercial  Finance LLC, a Delaware limited liability  company,  for itself as a
Lender  and as Agent,  as  amended,  restated,  extended,  renewed,  refinanced, replaced, supplemented or otherwise modified from time to time.

                  "DISABILITY"  as  used  in  connection  with  an  employee  of
Holdings or any of its Subsidiaries who is a Stockholder, means the inability of such Stockholder to perform such essential  functions of such Stockholder's job, with or without  reasonable  accommodation,  by reason of a  physical  or mental infirmity, for a continuous period of six months. The period of six months shall be deemed  continuous  unless such  Stockholder  returns to work for at least 30 consecutive  business days during such period and performs during such period at the level and  competence  that existed  prior to the beginning of the six-month period.  The date of such Disability shall be on the first day of such six-month period.

                  "EMPLOYEE" has the meaning set forth in the preface.

                  "Employee" and  "Employment."  The term  "EMPLOYEE"  means any employee (as defined in accordance with the regulations and revenue rulings then applicable  under  Section  3401(c) of the  Internal  Revenue  Code of 1986,  as
amended) of Holdings or any of its Subsidiaries, and the term "EMPLOYMENT" shall include  service as a part- or  full-time  employee  to  Holdings  or any of its
Subsidiaries.

                                       15

                  "EMPLOYEE  SECURITIES"  means (a) the Common Stock acquired by the Employees on the date of this Agreement under Subscription  Agreements,  (b)
any Options and any Common  Stock issued upon  exercise of the Options,  (c) any
Securities  or  Common  Stock  hereafter  acquired  by any  holder  of  Employee
Securities,  and (d) any  securities  of  Holdings  issued  with  respect to the securities  referred  to  in  clauses  (a),  (b)  or  (c)  above  by  way  of  a payment-in-kind,  stock  dividend  or  stock  split  or  in  connection  with  a
combination  of  shares,   exchange,   conversion,   recapitalization,   merger,
consolidation or other reorganization.

                  "EQUITY PURCHASE  AGREEMENT" means the Subscription  Agreement of even date herewith by and among Holdings and BNS.

                  "EXEMPT AIP TRANSFER"  means a Transfer of AIP  Securities (a)
pursuant  to a Sale  of the  Company  under  Section  5.1 or  other  transaction approved under Section 2.2, (b) pursuant to a Public Sale, (c) upon distribution to AIP's members,  (d) upon the death of such holder  pursuant to the applicable laws of descent and distribution, (e) to or among such holder's Family Group and siblings,  descendants of such siblings and any trust established and maintained for the  benefit of any of the  foregoing  or (f)  incidental  to the  exercise, conversion or exchange of such  securities in accordance  with their terms,  any
combination   of   shares   (including   any   reverse   stock   split)  or  any
recapitalization,  reorganization  or  reclassification  of,  or any  merger  or consolidation involving, Holdings.

                  "EXEMPT BNS TRANSFER"  means a Transfer of BNS  Securities (a)
pursuant  to a Sale  of the  Company  under  Section  5.1 or  other  transaction approved under Section 2.2, (c) pursuant to a Public Sale, (d) upon distribution to any  BNS's  stockholders,  (e)  incidental  to the  exercise,  conversion  or exchange of such securities in accordance  with their terms,  any combination of
shares   (including   any  reverse   stock   split)  or  any   recapitalization,
reorganization or reclassification of, or any merger or consolidation involving,
Holdingsor  (f)  pursuant to a pledge of BNS  Securities  to Steel  Partners II,
L.P., or its  Affiliate,  as security for an obligation of BNS to Steel Partners
II, L.P., or its Affiliates.

                  "EXEMPT  EMPLOYEE  TRANSFER"  means  a  Transfer  of  Employee
Securities  (a)  pursuant  to a Sale of the Company  under  Section 5.1 or other transaction  approved  under  Section 2.2, (b) to Holdings  pursuant to the call option under  Section  7.3,  (c) to Holdings  pursuant to an exercise of the put option under  Section 7.2, (d) pursuant to a Public Sale,  (e) upon the death of the holder pursuant to the applicable laws of descent and  distribution,  (f) to or among  such  Employee's  Family  Group  or (h)  incidental  to the  exercise, conversion or exchange of such  securities in accordance  with their terms,  any
combination   of   shares   (including   any   reverse   stock   split)  or  any
recapitalization,  reorganization  or  reclassification  of,  or any  merger  or consolidation involving, Holdings.

                  "EXEMPT TRANSFER" means an Exempt Employee Transfer, an Exempt
BNS Transfer and Exempt AIP Transfer.

                  "FAIR  MARKET  VALUE" as of any date means (a) with respect to publicly traded Common Stock, the market trading price of such Common Stock, and
(b) with respect to non-publicly  traded Common Stock,  the fair market value of such Common Stock  (expressed  on a per-share  basis after giving  effect to the exercise of any options or warrants then  outstanding if prior to a Company Sale

                                       16

or after giving effect to the exercise of any vested options or vested  warrants then  outstanding  at the time of a Company  Sale) as of the relevant  date,  as determined  in good  faith by the Board  based on such  factors as the Board may deem  appropriate  (PROVIDED  that a  Stockholder  may  request  an  independent appraisal  of such Common Stock by a nationally  recognized  investment  banking firm selected  jointly by such  Stockholder  and the Board).  In the event of an independent appraisal pursuant to the foregoing clause (b), such appraisal shall not give effect to any minority interest discount or lack of control,  but shall give  effect to any  illiquidity,  and the cost of such  appraisal  shall be (A)
shared  equally  between the  Stockholder  and the Company if such  appraisal is within 10% of the appraisal  provided by the Board,  (B) paid by the Stockholder if such appraisal is less than or equal to 90% of the appraisal  provided by the
Board, and (C) paid by the Company if such appraisal is greater than or equal to
110% of the appraisal provided by the Board.

                  "FAMILY  GROUP" means,  with respect to any  individual,  such individual's  spouse and descendants  (whether natural or adopted) and any trust established and maintained for the benefit of such individual, such individual's spouse or such individual's descendants.

                  "FINANCING  DEFAULT" means an event which would constitute (or with notice or lapse of time or both would constitute) an event of default under any of the  following as they may be amended  from time to time:  (i) the Credit
Agreement and any extensions,  renewals,  refinancings or refundings  thereof in whole or in part; (ii) any other agreement under which an amount of indebtedness of Holdings or any of its Subsidiaries in excess of $1,000,000 is outstanding as of  the  time  of  the  aforementioned  event,  and  any  extensions,  renewals, refinancings or refundings  thereof in whole or in part;  (iii) any provision of
Holdings' or any of its  Subsidiary's  articles of incorporation as in effect on the Closing Date; (iv) any amendment of, supplement to or other  modification of any of the instruments  referred to in clauses (i) through (iii) above;  and (v)
any of the  securities  issued  pursuant to or whose  terms are  governed by the terms of any of the agreements set forth in clauses (i) through (iv) above,  and any  extensions,  renewals,  refinancings  or refundings  thereof in whole or in part.

                  "FULLY-DILUTED SHARES" means, as of any date of determination, the number of shares of such Common Stock outstanding plus (without duplication)
all  shares of such  Common  Stock  issuable,  whether  at such time or upon the passage  of  time  or the  occurrence  of  future  events,  upon  the  exercise, conversion or exchange of all then-outstanding Common Stock Equivalents.

                  "GAAP"  means  United  States  generally  accepted  accounting principles consistently applied with prior periods.

                  "GOOD   REASON"   with   respect  to  an  employee  who  is  a
Stockholder,  means a  material  reduction  of  such  Stockholder's  duties  and responsibilities or a change in such Stockholder's  duties and  responsibilities which are materially  inconsistent with the type of duties and  responsibilities of such Stockholder at such time, or a material  reduction in compensation  paid to such Stockholder  (excluding any reduction in such Stockholder's  salary that is part of an overall  plan to reduce  the  aggregate  amount of salary  paid to management investors).

                  "HOLDINGS" has the meaning given in the Preface.

                                       17

                  "HOLDINGS  REORGANIZATION" means (a) a merger of Holdings into the Company pursuant to which (i) the Company is the survivor,  (ii) the Company issues to the  Stockholders a number of shares of Common Stock equal in relative proportion to the number of Securities held by such  Stockholders  and (iii) all
Securities  then  held  by  such  Stockholders  are  canceled  or (b) a  similar transaction  or exchange of securities  pursuant to which (i) the Company issues to the  Stockholders  a number  of  shares of  Common  Stock  equal in  relative proportion to the number of Securities  held by such  Stockholders  and (ii) all
Securities then held by such Stockholders are canceled.

                  "INDEPENDENT  THIRD PARTY"  means any Person who,  immediately prior to the  contemplated  transaction,  does not beneficially own five percent
(5%) or more of the  Fully-Diluted  Shares who is not an  Affiliate  of any such five  percent (5%)  beneficial  owner and is not a member of the Family Group of any such five percent (5%) beneficial owner.

                  "INITIATING  PARTY" has the meaning given such term in Section
6.1(a).

                  "JUNIOR  SUBORDINATED NOTE" has the meaning given such term in
Section 7.6.

                  "MERGER  AGREEMENT"  means  the  Agreement  and Plan of Merger dated as of September 26, 2006 among the Company, Steel Partners II, L.P. and CS
Acquisition Corp.

                  "NEW  STOCKHOLDER"  has the  meaning  given  such  term in the
Preface.

                  "NEW STOCKHOLDER  SECURITIES" means (a) Common Stock hereafter acquired by a New  Stockholder  and (b) any  securities of Holdings  issued with
respect  to  the  securities   referred  to  in  clause  (a)  above  by  way  of
payment-in-kind,  stock  dividend  or  stock  split,  or in  connection  with  a combination of shares,  exchange,  recapitalization,  merger,  consolidation  or other reorganization.

                  "OPERATIONS  COMMITTEE"  has the  meaning  given  such term in
Section 3.2(a).

                  "OPTIONS" means any options to purchase shares of Common Stock granted by Holdings to any Employee on or after the date of this Agreement.

                  "ORIX CREDIT AGREEMENT" means the Loan And Security Agreement,
dated  as  of  October  31,  2006,  among  CS  Acquisition   Corp.,  a  Missouri
corporation,  Collins  Industries,  Inc.,  a Missouri  corporation,  Collins Bus
Corporation,  a Kansas  corporation,  Wheeled Coach Industries,  Inc., a Florida corporation,  Capacity of Texas,  Inc., a Texas  corporation,  Mid Bus, Inc., an
Ohio corporation,  Mobile Products,  Inc., a Kansas corporation,  the Guarantors signatory thereto,  the financial  institution(s)  listed on the signature pages thereof and their respective  successors and Eligible Assignees and ORIX Finance
Corp., a Delaware corporation,  for itself as a Lender and as Agent, as amended, restated,  extended, renewed,  refinanced,  replaced,  supplemented or otherwise modified from time to time.

                  "OWNERSHIP  PERCENTAGE"  means,  for  each  Stockholder,   the
percentage  obtained by dividing the number of shares of Securities  (other than
Excluded  Securities)  held by such Stockholder by the total number of shares of such Securities (other than Excluded Securities) outstanding.

                                       18

                  "PERMITTED STOCKHOLDER  TRANSACTIONS" means (i) the Management
Services Agreement dated as of October 31, 2006, between AIP IV, LLC and Collins
Industries, Inc., (ii) the Management Services Agreement dated as of October 31,
2006,  between BNS Holding,  Inc., and Collins  Industries,  Inc., and (iii) the
advisory fee letter dated October 31, 2006 between Collins Industries,  Inc. and
Steel Partners II, L.P.

                  "PERMITTED  TRANSFEREE"  means the transferees in any Transfer described in clauses (f) or (g) of the definition of "Exempt Employee Transfer."

                  "PERSON" means an individual, a partnership,  a joint venture, a  corporation,  an  association,  a joint stock  company,  a limited  liability company,  a  trust,  an  unincorporated  organization  or a  government  or  any department or agency or political subdivision thereof.

                  "PUBLIC  OFFERING"  means a sale of Common Stock to the public in an offering  pursuant to an effective  registration  statement filed with the
SEC pursuant to the  Securities  Act, as then in effect,  provided that a Public
Offering  shall not  include  an  offering  made in  connection  with a business acquisition or combination or an employee benefit plan.

                  "PUBLIC SALE" means a sale of Securities  pursuant to a Public
Offering or a Rule 144 Sale.

                  "REQUIRED  CONSENT  OF THE  STOCKHOLDERS"  means  the  written consent of AIP and BNS.

                  "REQUIRED MAJORITY OF THE BOARD" means the affirmative vote of four (4) members of the Board,  including at least one (1) member  designated by
AIP.

                  "RETIREMENT"  shall mean, with respect to an employee who is a
Stockholder,  such Stockholder's voluntary retirement as an employee of Holdings or any of its  Subsidiaries  on or after  reaching age 62 or such earlier age as may be otherwise  determined by the Board after at least three years  employment with Holdings after the Closing Date.

                  "RULE 144" means Rule 144 adopted under the Securities Act (or any successor rule or regulation).

                  "RULE 144A" means Rule 144A adopted under the  Securities  Act
(or any successor rule or regulation).

                  "RULE  144  SALE"  means a sale of  Securities  to the  public through a broker,  dealer or market-maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any successor rule or regulation).

                  "SALE OF THE COMPANY" means the consummation of a transaction, whether in a single transaction or in a series of related  transactions that are
consummated   contemporaneously  (or  consummated  pursuant  to  contemporaneous agreements), (i) with an Independent Third Party or a group of Independent Third
Parties  or (ii)  with any other  Person or  Persons  on an  arm's-length  basis

                                       19

pursuant to which such party or parties (a)  acquire  (whether by merger,  stock purchase,  recapitalization,  reorganization,  redemption,  issuance  of capital stock  or  otherwise)  more  than  50% of the  Securities,  (b)  acquire  assets constituting all or substantially all of the assets of Holdings,  or (c) acquire assets  constituting all or  substantially  all of the assets of the Company and its Subsidiaries on a consolidated basis.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES"  means,  collectively,  the BNS  Securities,  the
Employee Securities, the AIP Securities and the New Stockholder Securities.

                  "SECURITIES  ACT" means the Securities Act of 1933, as amended from time to time.

                  "STOCKHOLDER" has the meaning given such term in the Preface.

                  "STOCKHOLDER  GROUP"  shall  have  the  meaning  set  forth in
Section 7.2(a).

                  "SUBSCRIPTION  AGREEMENTS"  mean the  Subscription  Agreements between Holdings and the Stockholders party hereto.

                  "SUBSIDIARY"  means  any  corporation  with  respect  to which another  specified  corporation  has the power to vote or direct  the  voting of sufficient  securities to elect directors  having a majority of the voting power of the board of directors of such corporation.

                  "SUSPENSION EVENT" shall mean (i) an AIP Change of Control, or
(ii) an event of default under the Credit Agreement that remains uncured.

                  "TERMINATION  BOOK VALUE" shall mean Book Value as of the last day of the month during which the  termination  of  employment  giving rise to a purchase of shares of Common Stock pursuant to this Agreement occurs.

                  "TERMINATION  DATE"  means the date upon  which  Stockholder's employment with Holdings and its Subsidiaries is terminated.

                  "TRANSFER"  means  (in  either  the  noun  or the  verb  form, including with respect to the verb form, all  conjugations  thereof within their correlative meanings) with respect to any Security,  the gift, sale, assignment, transfer,  pledge,  hypothecation or other  disposition  (whether for or without
consideration,   whether   directly  or  indirectly,   and  whether   voluntary,
involuntary or by operation of law) of such Security or any interest therein.

                  "TRIGGER DATE" means the earlier of (A) the fifth  anniversary of the Closing Date, and (B) after the occurrence of any of the events described in clauses (1), (2) and (3) of Section 8.1(f) of the Credit Agreement (each such event, a "TRIGGER  EVENT"),  the earlier of (1) six (6) months after the date of the first  Trigger Event to occur  subsequent  to the Closing Date,  and (2) the third anniversary of the Closing Date.

                                       20

                  9.2. LEGENDS.

                  (a)  STOCKHOLDERS  AGREEMENT.  Each  certificate or instrument evidencing  Securities and each certificate or instrument issued in exchange for or upon the Transfer of any such Securities (if such  securities  remain subject to this Agreement after such Transfer)  shall be stamped or otherwise  imprinted
with  a  legend  (as  appropriately   completed  under  the   circumstances)  in
substantially the following form:

                  "THE   SECURITIES    REPRESENTED   BY   THIS
                  CERTIFICATE       CONSTITUTE      ["EMPLOYEE
                  SECURITIES"]    ["AIP   SECURITIES"]   ["BNS
                  SECURITIES"]  UNDER A  CERTAIN  STOCKHOLDERS
                  AGREEMENT DATED AS OF OCTOBER 31, 2006 AMONG
                  THE   ISSUER   OF   SUCH   SECURITIES   (THE
                  "COMPANY")    AND   CERTAIN   OF   HOLDINGS'
                  STOCKHOLDERS  AND,  AS SUCH,  ARE SUBJECT TO
                  CERTAIN VOTING  PROVISIONS,  PURCHASE RIGHTS
                  AND  RESTRICTIONS  ON TRANSFER  SET FORTH IN
                  THE STOCKHOLDERS  AGREEMENT.  A COPY OF SUCH
                  STOCKHOLDERS  AGREEMENT  WILL  BE  FURNISHED
                  WITHOUT  CHARGE BY  HOLDINGS  TO THE  HOLDER
                  HEREOF UPON WRITTEN REQUEST."

                  (b)  REMOVAL OF  LEGENDS.  Whenever in the opinion of Holdings and  counsel  reasonably  satisfactory  to  Holdings  (which  opinion  shall  be delivered to Holdings in writing) the  restrictions  described in any legend set forth above cease to be applicable to any  Securities,  the holder thereof shall be entitled  to receive  from  Holdings,  without  expense to the holder,  a new instrument or certificate not bearing a legend stating such restriction.

                  9.3. BINDING EFFECT. The provisions of this Agreement shall be binding  upon  the  parties  hereto  after a  Holdings  Reorganization.  After a
Holdings Reorganization,  all references to the Company or Holdings, as the case may be, shall become references to the company surviving any merger which occurs as part of a Holdings Reorganization.

                  9.4.  ACKNOWLEDGMENT  AND CONSENT.  Each of the parties hereto hereby consents and agrees to raise no objection to a Holdings Reorganization.

                  9.5. PURCHASER'S EMPLOYMENT BY THE COMPANY.  Nothing contained in this Agreement  shall be deemed to obligate  Holdings,  the Company or any of their  Subsidiaries to employ any  Stockholder in any capacity  whatsoever or to prohibit or restrict the Company (or any such  subsidiary)  from terminating the employment of any Stockholder  (if such  Stockholder is an employee) at any time or for any reason whatsoever, with or without Cause.

                  9.6. SEVERABILITY.  Whenever possible,  each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable  law, but if any  provision of this  Agreement is held to be invalid, illegal or  unenforceable in any respect under any applicable law or rule in any jurisdiction,  such invalidity,  illegality or unenforceability shall not affect

                                       21

any other  provision  or any other  jurisdiction,  but this  Agreement  shall be reformed,  construed  and  enforced  in such  jurisdiction  as if such  invalid, illegal or unenforceable provision had never been contained herein.

                  9.7.   ENTIRE   AGREEMENT.   Except  as  otherwise   expressly
contemplated   hereby,   this  document  embodies  the  complete  agreement  and
understanding among the parties hereto with respect to the subject matter hereof
and   supersedes   and  preempts  any  prior   understandings,   agreements   or
representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  9.8.  SUCCESSORS  AND ASSIGNS.  Except as  otherwise  provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Holdings,  the Company and their  respective  successors  and assigns and the
Stockholders  and any  subsequent  holders  of  Securities  and  the  respective successors and assigns of each of them, so long as they hold Securities.

                  9.9. COUNTERPARTS.  This Agreement may be executed in separate counterparts  each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  9.10.  REMEDIES.  Holdings,  the Company and the  Stockholders
shall be entitled to enforce their rights under this Agreement specifically,  to recover  damages  by reason of any  breach of any  provision  of this  Agreement
(including  costs of  enforcement)  and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate  remedy for any breach of the  provisions  of this  Agreement and that  Holdings,  the  Company  or any  Stockholder  may in  such  Person's  sole discretion  apply to any court of law or equity of  competent  jurisdiction  for specific  performance  or  injunctive  relief  (without  posting a bond or other security) in order to enforce or prevent any violation of the provisions of this
Agreement.

                  9.11. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either  personally  delivered,  or mailed first class mail (postage  prepaid) or sent by reputable  overnight courier service (charges prepaid) to  Holdings  and the Company at the address set forth below and to any other recipient at the address indicated on the attached  signature pages hereto and to any  subsequent  holder of Securities  subject to this  Agreement at such address  as  indicated  by  Holdings'  records,  or at  such  address  or to the attention of such other  person as the  recipient  party has  specified by prior written notice to the sending  party.  Notices will be deemed to have been given hereunder when sent by facsimile (receipt  confirmed)  delivered  personally,  5 days after  deposit in the U.S.  mail and one business day after  deposit with a reputable overnight courier service. The Company's address is:

                  Collins Industries, Inc.
                  180 State Street, Suite 240
                  Southlake, Texas  76092
                  Attention: Randall Swift, Chief Operating Officer
                  Fax: (817)-310 0907

                                       22

Holding's address is:

                  Collins I Holding Corp.
                  c/o BNS Holding, Inc.
                  25 Enterprise Center
                  Middletown, RI 02842
                  Attention: Michael Warren, President and
                             Chief Executive Officer
                  Fax: (401) 848-6444

                  9.12.   GOVERNING   LAW.   The   construction,   validity  and
interpretation  of  this  Agreement  shall  be  governed  by  and  construed  in accordance  with the  domestic  laws of the State of  Delaware,  without  giving effect to any choice of law or conflict of law provision or rule (whether of the
State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  9.13. NON-BINDING MEDIATION; BINDING ARBITRATION. Any dispute, controversy,  or claim arising under or relating to this Agreement  ("ARBITRABLE
DISPUTE")  shall be resolved by final and binding  arbitration  in New York, New
York pursuant to the American  Arbitration  Association  Commercial  Arbitration
Rules, subject to the following:

                  (a) Any  party  may  demand  that any  Arbitrable  Dispute  be submitted  to  binding  arbitration.  The  demand  for  arbitration  shall be in writing,  shall be served on the other party in the manner prescribed herein for the giving of  notices,  and shall set forth a short  statement  of the  factual basis for the claim, specifying the matter or matters to be arbitrated.

                  (b) The arbitration  shall be conducted by a single arbitrator
(the  "ARBITRATOR").  All arbitration  proceedings shall take place in New York,
New York.

                  (c) Except as provided herein:

                           (i) each  party  shall bear its own "COSTS AND FEES,"
         which  are  defined  as  all  reasonable   pre-award  expenses  of  the
         arbitration,   including   travel  expenses,   out-of-pocket   expenses
         (including,  but not limited to, copying and  telephone)  witness fees, and reasonable attorney's fees and expenses;

                           (ii) the fees and expenses of the  Arbitrator and all
         other costs and expenses  incurred in connection  with the  arbitration
         ("ARBITRATION EXPENSES") shall be borne equally by the parties; and

                           (iii)  notwithstanding the foregoing,  the Arbitrator
         shall be  empowered  to require  any one or more of the parties to bear all or any portion of such Costs and Fees and/or the fees and  expenses of the Arbitrator in the event that the Arbitrator determine such party has acted unreasonably or in bad faith.

                                       23

                  (d) The  Arbitrator  shall  have the  authority  to award  any remedy or relief  that a Court of the State of  Delaware  could  order or grant, including,  without limitation,  specific  performance of any obligation created under the  Agreement,  the  awarding of  punitive  damages,  the  issuance of an injunction,  or the  imposition  of sanctions  for abuse or  frustration  of the arbitration process. Such decision and award shall be in writing and counterpart copies  thereof shall be delivered to each party.  The decision and award of the
Arbitrator  shall be binding on all  parties.  In  rendering  such  decision and award,  the Arbitrator  shall not add to, subtract from or otherwise  modify the provisions  of this  Agreement.  Any party to the  arbitration  may seek to have judgment upon the award rendered by the  Arbitrator  entered in any court having jurisdiction thereof.

                  9.14.  DESCRIPTIVE HEADINGS.  The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a part of this
Agreement.

                  9.15. BNS TAX LOSSES. BNS will use its commercially reasonable efforts not to impair under Section 382 of the Internal Revenue Code of 1986, as amended,  (whether by action or omission) its ability to utilize its  historical net operating losses to offset the Company's taxable income. BNS will provide to
AIP  such  information  as AIP may from  time to time  reasonably  request  with respect to the status of BNS's historical net operating losses.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
                            [SIGNATURE PAGE FOLLOWS]

                                       24

                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Stockholders Agreement on the day and year first above written.

                                    COLLINS I HOLDING CORP.

                                    By:   /s/ John Becker
                                        ----------------------------------------
                                        Name:   John Becker
                                        Title:  Vice President

                                    COLLINS INDUSTRIES, INC.

                                    By:   /s/ John Becker
                                        ----------------------------------------
                                        Name:   John Becker
                                        Title:  Vice President

                                    BNS HOLDING, INC.

                                    By:  /s/ Michael Warren
                                        ----------------------------------------
                                        Name:  Michael Warren
                                        Title: President
                                        Address: 25 Enterprise Center
                                                 Middletown, RI 02842
                                        Attention: Michael Warren, President and
                                                   Chief Executive Officer
                                        Fax:(401) 848-6444

                                    AIP/CHC HOLDINGS, LLC
                                    By AIP IV, LLC, its sole member

                                    By:  /s/ Dino Cusumano
                                        ----------------------------------------
                                        Name:  Dino Cusumano
                                        Title: Manager
                                        Address: 535 Fifth Avenue
                                                 32 Floor
                                                 New York, NY  10017
                                        Attention: Paul J. Bamatter
                                        Fax:(212) 627-2372